Exhibit 23.1


                    Consent of Independent Accountants

We hereby consent to the incorporation by reference in this Registration Statement on Form S-4 of Cotelligent Group, Inc. of our reports as of the dates, and related to the financial statements of the companies, listed below which appear in the Company's Annual Report on Form 10-K for the year ended March 31, 1996:

Company                                      Date
-------------------------------              --------------

Combined Predecessor Companies                April 20, 1996
Combined Predecessor Companies                April 20, 1996
Financial Data Systems Inc.                   April 20, 1996
BFR Co., Inc.                                 April 20, 1996
Data Arts & Sciences, Inc.                    April 20, 1996
Chaberlain Associates, Inc.                   April 29, 1996

We also consent to the reference to us under the heading "Selected Financial Data" in the Company's Annual Report on Form 10-K. However, it should be noted that Price Waterhouse LLP has not prepared or certified such "Selected Financial Data."

We hereby consent to the incorporation by reference in this Registration Statement on Form S-4 of Cotelligent Group, Inc. of our reports as of the dates, and related to the financial statements of the companies listed below which appear in the Company's Current Report on Form 8-K/A dated September 11, 1996:

Company                                      Date
-------------------------------              --------------
ESP Software Services, Inc.                   July 23, 1996
INNOVA Solutions                              July 1, 1996

We hereby consent to the incorporation by reference in this Registration Statement on Form S-4 of Cotelligent Group, Inc. of our report dated October 11, 1996 for the financial statements of JasTech, Inc. which appears in the Company's Current Report on Form 8-K/A dated December 12, 1996.

We hereby consent to the incorporation by reference in this Registration Statement on Form S-4 of Cotelligent Group, Inc. of our report dated October 11, 1996 for the financial statements of Pittsburgh Business Consultants, Inc. which appears in the Company's Current Report on Form 8-K/A dated February 10, 1996.

We herby consent to the incorporation by reference in this Registration Statement on Form S-4 of Cotelligent Group, Inc. of our report dated April 20, 1996, except as to the pollings of interests with ESP Software Services, Inc. and INNOVA Solutions, Inc. which are as of June 28, 1996, the poolings of interest with JasTech, Inc. which is as of September 30, 1996, and the pooling of interests with Pittsburgh Business Consultants, Inc. which is as of November 27, 1996, which appear in the Company's Current Report on Form 8-K dated
March 18, 1997.

We also consent to the references to us under the heading "Experts."

Price Waterhouse LLP
Minneapolis, Minnesota
March 19, 1997